Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 20-F of eFuture Information Technology Inc. for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Sean Zheng, certify that:
(1) This annual report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the this report fairly presents, in all material respects, the financial condition and results of operations of eFuture Information Technology Inc.

Date: June 27, 2011

/s/ Sean Zheng
Sean Zheng
Chief Financial Officer (Principal Financial Officer)